UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

ORIENTAL DRAGON CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	000-52133	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 48 South Qingshui Road Laiyang City, Shandong, People’s Republic of China	265200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 (535) 729-6152

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐☐☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐☐☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐☐☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On December 21, 2012, our Board of Directors approved the dismissal of Sherb & Co., LLP as our independent auditor, effective immediately.

Sherb & Co., LLP’s reports on our financial statements as of and for the fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2011 and 2010 and through Sherb & Co., LLP’s dismissal on December 21, 2012, there were (1) no disagreements with Sherb & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sherb & Co., LLP, would have caused Sherb & Co., LLP to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Sherb & Co., LLP with a copy of this disclosure on January 29, 2013, providing Sherb & Co., LLP with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  We have received the requested letter from Sherb & Co., LLP, and a copy of such letter is filed as Exhibit 16.1 to this current report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Sherb & Co., LLP as our independent auditor, the Board of Directors appointed Grant Thornton, China member firm of Grant Thornton International (“Grant Thornton”), as our independent auditor.

During the years ended December 31, 2011 and 2010 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Sherb & Co., LLP, dated January 29, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2013	ORIENTAL DRAGON CORPORATION

	By:	/s/ Zhide Jiang
		Name:	Zhide Jiang
		Title:	Chief Executive Officer